UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                              ------------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 2014
                                                         --------------

                        Microwave Filter Company, Inc.
              (Exact Name of Registrant as Specified in Charter)

          New York                  0-10976              16-0928443
-------------------------   -----------------------  -------------------
(State or Other Jurisdiction(Commission File Number)   (IRS Employer
  of Incorporation)                                   Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
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 (Address of Principal Executive Offices)                      (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT


  On March 13, 2014, KeyBank National Association ("KeyBank") informed Microwave Filter Company, Inc. (the "Company") that the Company no longer met KeyBank's credit granting criteria and therefore elected not to renew the Company's Line of Credit. The Line of Credit consisted of a $750,000 Original Promissory Note dated May 8, 2003. The Company has never used this line of credit. Management believes that its working capital requirements for the foreseeable future will be met by its existing cash balances and future cash flows from operations.





                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: March 17, 2014               By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------
                                    Carl F. Fahrenkrug
                                    President and Chief Executive Officer


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